OMB APPROVAL

OMB Number:	3235-0059

Expires:	February 28, 2006

Estimated average burden
hours per response . . .	12.75

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CYGNE DESIGN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CYGNE DESIGNS, INC.

1410 Broadway

New York, NY 10018

(212) 997-7767

October 30, 2003

Dear Fellow Stockholder:

You are cordially invited to attend Cygne’s annual meeting of stockholders to be held at 10:00 a.m. (local time), on December 2, 2003 at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York.

This year, you are being asked to elect two directors to Cygne’s Board of Directors. In addition, I will be pleased to report on the affairs of Cygne, and a discussion period will be provided for questions and comments of general interest to stockholders.

We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Thank you for you cooperation.

Very truly yours,

Bernard M. Manuel

Chief Executive Officer

CYGNE DESIGNS, INC.

1410 Broadway

New York, NY 10018

(212) 997-7767

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

New York, New York

October 30, 2003

The annual meeting of stockholders of Cygne Designs, Inc. will be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York on December 2, 2003 at 10:00 a.m. (local time) for the following purposes:

(1)	To elect two directors to serve until the next annual meeting of stockholders or until their respective successors shall have been duly elected and qualified to serve.

(2)	To transact such other business as may properly come before the annual meeting.

Only stockholders of record at the close of business on October 22, 2003 will be entitled to notice of, and to vote at, the annual meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at 1410 Broadway, New York, New York.

Whether or not you expect to attend the annual meeting, your proxy vote is important. Stockholders who are unable to attend the meeting in person are requested to sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

By Order of the Board of Directors

Roy E. Green

Secretary

CYGNE DESIGNS, INC.

1410 Broadway

New York, NY 10018

(212) 997-7767

PROXY STATEMENT

The annual meeting of stockholders of Cygne Designs, Inc. will be held on December 2, 2003 at 10:00 a.m. (local time) at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York. Copies of this proxy statement, the attached notice of annual meeting of stockholders, and the enclosed proxy card are being mailed to stockholders on or about October 30, 2003.

ABOUT THE ANNUAL MEETING

What is the Purpose of the Meeting?

At our annual meeting, stockholders will elect directors. In addition, our management will report on the performance of Cygne during the fiscal year ended February 1, 2003 and respond to questions from stockholders.

Who is Entitled to Vote at the Meeting?

Only stockholders of record at the close of business on the record date, October 22, 2003, are entitled to receive notice of and to vote at the annual meeting.

What are the Voting Rights of Cygne Stockholders?

Each stockholder is entitled to cast one vote for each share of common stock that he or she held as of the record date on each matter to be voted upon at the meeting or any postponement or adjournments of the meeting.

What Constitutes a Quorum?

In order to carry on the business of the meeting, there must be a quorum. This means at least a majority of the outstanding shares eligible to vote on the record date must be represented at the meeting, either by proxy or in person. As of the record date, 12,438,038 shares of common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting. “Broker non-votes” are shares held by brokers or nominees that are present in person or represented by proxy, but that are not voted on a particular matter because instructions have not been received from the beneficial owner.

How Do Proxies Work?

The board of directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the annual meeting in the manner you direct. You may vote for all, some or none of our director candidates.

How Do I Vote?

You may vote in person at the meeting or by proxy by completing and mailing the enclosed proxy card. The board of directors recommends that you vote by proxy even if you plan to attend the meeting. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I Change My Vote After I Submit My Proxy?

Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of Cygne either a notice of revocation or a duly executed proxy bearing a later date. The power of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What is the Recommendation of the Board of Directors?

The board of directors recommends a vote for election of the nominated directors.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director nominees. If any other matters are properly presented for consideration at the meeting, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent on those matters as recommended by the board of directors. If the board does not make a recommendation, then they will vote in accordance with their best judgment.

What Vote is Required to Elect the Nominated Director?

The affirmative vote of plurality of votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether or not there is a quorum present.

Who is Soliciting These Proxies?

The board of directors of Cygne is soliciting the execution and return of the enclosed proxy card for the purposes set forth in the notice of meeting. We will bear the cost incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, fax, personal interviews, and other methods of communication. Although we have no present plans to hire paid solicitors to assist us in obtaining proxies, we may do so if we determine it will be helpful in obtaining stockholder approval of the matters to be voted upon at the meeting. We will pay all the fees and expenses of any firm engaged by us.

Stockholders are urged to complete, sign, date, and return the enclosed proxy in the envelope provided. In order to avoid unnecessary expense, we ask your cooperation in mailing your proxy promptly no matter how large or how small your holding may be.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information as of October 22, 2003 regarding the beneficial ownership of our common stock by (i) each person known by us to own beneficially more than five percent of our outstanding common stock; (ii) each director and nominee for election as a director of Cygne; (iii) each executive officer named in the Summary Compensation Table (see “Executive Compensation”); and (iv) all of our directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

Name and Address	Amount and Nature of Beneficial Ownership of Cygne Common Stock (1)	Percentage of Cygne Common Stock
James G. Groninger (2)	15,000	*
Bernard M. Manuel (3)	4,946,975	39.6%
Roy E. Green (4)	50,000	*
Directors and executive officers as a group (3 persons) (5)	5,011,975	40.1%

*	Less than one percent

(1)	A person has beneficial ownership over shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares.

(2)	Consists of shares pursuant to options which are exercisable within 60 days of October 24, 2003. Does not include 5,000 shares, which are the subject of options, which are not exercisable within 60 days of October 22, 2003.

(3)	Mr. Manuel’s address is c/o Cygne Designs, Inc. 1410 Broadway, New York, New York 10018.

(4)	Consists of shares issuable pursuant to options.

(5)	Includes 65,000 shares issuable pursuant to options, which are exercisable within 60 days of October 22, 2003. See Notes 2, 3, and 4.

EQUITY PLAN COMPENSATION INFORMATION

The following table sets forth information as of February 1, 2003 with respect to shares of the Company’s common stock that may be issued under the Company’s equity compensation plans, consisting of the 1993 Employees Stock Option Plan and the Company’s 1993 Non-Employees Director Plan. Both of these plans expired on April 15, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	336,000	$2.90	0
Equity compensation plans not approved by security holders	0	0	0
Total	336,000	$2.90	0

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The board of directors currently has two members, both of whom are nominees for re-election. The board of directors proposes that the nominees below be elected for a term of one year or until their successors are duly elected and qualified. Should one or more of these nominees be unable to serve as a director, the individuals named as proxies on the enclosed card will vote the shares that they represent for such other persons as the board of directors may recommend.

The nominees standing for election are:

Nominee	Age	Year First Became Director	Principal Occupation During the Past Five Years
James G. Groninger	59	1993	President of the BaySouth Company since January 1995

Bernard M. Manuel	55	1988	Chief executive officer of Cygne since October 1988 and chairman of the board since December 1989

Mr. Groninger is a director and chief executive officer of LBS Technologies, Inc, and director of Layton BioScience, Inc. and NPS Pharmaceuticals, Inc.

Board Committees

In September 1993 we established an audit committee and a compensation committee. Mr. Groninger is the sole member of the compensation committee and the audit committee. The audit committee reviews our annual audit and meets with our independent auditors to review our internal controls and financial management practices. The compensation committee reviews compensation practices, recommends compensation for our executives and key employees, and functions as the committee under our 1993 Stock Option Plan. The compensation committee met once and the audit committee met four times during the year ended February 1, 2003. We do not have a nominating committee.

Board Meetings

During fiscal year ended February 1, 2003, our board of directors held nine meetings. Each director attended all of meetings of the board of directors held when he was a director and of all committees of the board of directors on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the “SEC”). Executive officers, directors, and greater than ten percent beneficial owners are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that during the fiscal year ended February 1, 2003, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

The following table provides information concerning all cash and non-cash compensation awarded to, earned by, or paid to our chief executive officer and our only other executive officer at February 1, 2003.

Summary Compensation Table
	Annual Compensation		All other Compensation (1)
	Year	Salary
Bernard M. Manuel Chairman of the Board and Chief Executive Officer	2002 2001 2000	$400,000 400,000 400,000	$1,188 928 928	(2) (2) (2)

Roy E. Green Senior Vice President-Chief Financial Officer, Treasurer, and Secretary	2002 2001 2000	$245,000 245,000 245,000	$2,276 2,583 3,141	(3) (3) (3)

1)	Except as otherwise noted, consists of certain insurance premiums on term life insurance paid by Cygne for the benefit of the named individuals.
2)	Includes $824 for year 2002, and $818 for year 2001 and 2000, respectively, representing Cygne’s matching contribution pursuant to its 401(k) defined contribution plan.

3)	Includes $1,980 for year 2002, $1,693 for year 2001, and $2,251 for year 2000 representing Cygne’s matching contribution pursuant to its 401(k) defined contribution plan.

During the fiscal year ended February 1, 2003, no options were granted to the executive officers named in the Summary Compensation Table.

The following table sets forth at February 1, 2003 the number of stock options and the value of unexercised stock options held by each of the executive officers named in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES

IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

	Shares Acquired on Exercise (#)	Value Realized	Number of Unexercised Options Held Fiscal Year End (#)		Value of Unexercised, In-the-Money Options at Fiscal Year End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Bernard M. Manuel	—	—	55,000	—	$0	$0
Roy E. Green	—	—	80,000	—	$0	$0

(1)	Based on the closing stock price of our Common Stock on February 1, 2003 of $0.13.

Employment Agreements

We currently have employment agreements with Bernard M. Manuel, our chairman and chief executive officer, and Roy E. Green, our senior vice president-chief financial officer, treasurer, and secretary. These employment agreements, which currently expire on April 30, 2004, provide for their automatic renewal for successive one-year terms unless either party notifies the other to the contrary at least 90 days prior to their expiration. The employment agreements require each employee to devote substantially all of his time and attention to our business as necessary to fulfill his duties. Under these employment agreements, Messrs. Manuel and Green are currently entitled to an annual salary at a rate of $645,382 and $298,977, respectively, subject to annual cost of living increases. Mr. Manuel has accepted a reduction in salary to $400,000 and Mr. Green has accepted a salary reduction to $245,000. The employment agreements also provide for the payment of bonuses in such amounts as may be determined by the board. Under the employment agreements, the employee may terminate his employment upon 30 days’ notice. The employment agreements provide that in the event the employee’s employment is terminated by us at any time for any reason other than justifiable cause, disability, or death, or we fail to renew the agreement at any time within two years following a “Change in Control of the Company,” we must pay the employee his base salary, and permit participation in benefit programs for two years in the case of Mr. Manuel and one year in the case of Mr. Green. In the event we elect not to renew the agreement (other than within two years following a “Change in Control of the Company”) we will (a) in the case of Mr. Manuel, pay him a severance payment equal to the lesser of (i) two months’ salary plus one-sixth of his most recently declared bonus for each year he has been employed by the Company or (ii) one year’s annual salary, and (b) in the case of Mr. Green, pay him a severance payment equal to the lesser of (i) one month’s salary plus one-twelfth of his most recently declared bonus for each year he has been employed by the Company or (ii) six months’ salary. Each agreement contains confidentiality provisions, whereby each executive agrees not to disclose any confidential information regarding us, as well as non-competition covenants. The non-competition covenants survive the termination of an employee’s employment for two years in the case of Mr. Manuel and one year in the case of Mr. Green.

For purposes of the employment agreements, a “Change in Control of the Company” shall be deemed to occur if (i) there shall be consummated (x) any consolidation or merger of Cygne in which Cygne is not the continuing or surviving corporation or pursuant to which shares of common stock would be converted into cash, securities, or other property, other than a merger of Cygne in which the holders of our common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of our assets, or (ii) our stockholders shall approve any plan or proposal for liquidation or dissolution of Cygne, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall become the beneficial owner (within the meaning of Rule 13(d)(3) under the Exchange Act) of 40% or more of our outstanding common stock other than pursuant to a plan or arrangement entered into by such person and us, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire board of directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period.

The employment agreements also provide that if, in connection with a change of ownership or control of Cygne or a change in ownership of a substantial portion of our assets (all within the meaning of Section 280G (b)(2) if the Internal Revenue Code of 1986, as amended (the “Code”)), an excise tax is payable by the employee under Section 4999 of the Code, then we will pay to the employee additional compensation which will be sufficient to enable the employee to pay such excise tax as well as the income tax and excise tax on such additional compensation, such that, after the payment of income and excise taxes, the employee is in the same economic position in which he would have been if the provision of Section 4999 of the Code had not been applicable.

Compensation of Directors

Each non-employee director receives $3,500 for each board of directors meeting attended, and $1,500 for each meeting of any committee of the board directors attended. In addition, directors who are not employees are compensated through stock options. During 2002, in lieu of a $3,500 cash payment due to the non-employee director for attendance at one of the board of directors meeting, Cygne issued the non-employee director an independent third party corporation’s security it held with a market value of $3,500.

We adopted a Stock Option Plan for Non-Employee Directors (the “Directors’ Plan”), pursuant to which options to acquire a maximum aggregate of 100,000 shares of common stock may be granted to non-employee directors. This Stock Option Plan expired on April 15, 2003. Options granted under the Directors’ Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code. The Directors’ Plan provides for the automatic grant to each of our non-employee directors of (1) an option to purchase 10,000 shares of common stock on the date of such director’s initial election or appointment to the board of directors, and (2) an option to purchase 2,000 shares of common stock on each annual anniversary of such election or appointment, provided that such individual is on such anniversary date a non-employee director. The options have an exercise price of 100% of the fair market value of our common stock on the date of grant, have a ten-year term, and become exercisable in four equal annual installments commencing on the first anniversary of the grant thereof, subject to acceleration in the event of a change of control (as defined in the Directors’ Plan). The options may be exercised by payment in cash, check, or shares of common stock. On April 15, 1993 Mr. Groninger was elected as a director of Cygne and was granted an option to purchase 10,000 shares of common stock at a purchase price of $4.00 per share, the fair market value of the common stock on the date of grant.

On each of April 15, 1994, April 15, 1995, April 15, 1996, April 15, 1997, April 15, 1998, April 15, 1999, April 15, 2000, April 15, 2001, April 15, 2002 and April 15, 2003 the anniversary dates of his initial election to the board of directors, Mr. Groninger was granted options to purchase 2,000 shares of common stock at a purchase price of $23.50, $11.75, $1.75, $0.687, $0.281, $0.156, $0.234, $0.14, $0.08 and $0.13 per share, respectively, the fair market values of our common stock on the dates of grant.

COMPENSATION COMMITTEE REPORT

The compensation committee of our board of directors advises our chief executive officer and our board of directors on compensation matters and reviews and recommends the appropriate compensation of executives and key personnel. The compensation committee is also responsible for administering Cygne’s stock option plan. The compensation committee is comprised of one director.

Compensation Philosophy and Practices

Cygne is a private label manufacturer of women’s apparel. The central goal of the compensation committee is to ensure that Cygne’s remuneration policy is such that Cygne is able to attract, retain, and reward capable employees who can contribute both short-and longer-term to the success of Cygne. Equity participation and a strong alignment to stockholders’ interest are key elements of Cygne’s compensation philosophy. Cygne’s executive compensation program consists of two parts: base salary and annual bonus.

Base salary represents the fixed component of the executive compensation program. Historically, we periodically increased base salary in accordance with an individual’s contributions to Cygne’s overall performance, relative marketplace competitiveness levels, length of service, and the industry’s annual competitive pay practice movement. However, given Cygne’s financial condition, Cygne’s executive officers have agreed not to accept cost of living increases to their annual salary as provided in their employment agreements and to accept a reduced salary of $400,000 in the case of Mr. Manuel and $245,000 in the case of Mr. Green.

No bonuses were awarded to executive officers for the year ended February 1, 2003 and no options were granted to executive officers during the fiscal year ended February 1, 2003.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the chief executive officer or any of the four other highest-paid executive officers, excluding performance-based compensation. It is possible that at least some of the cash and equity-based compensation paid or payable to our executive officers will not qualify for this performance-based compensation exclusion. The compensation committee will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation.

2002 Compensation to Chief Executive Officer

The base salary for Mr. Manuel during 2002 was $645,382, which has been unchanged since June 1994, except for contractually provided cost of living adjustments. The compensation committee determined during 2002 that, in light of Cygne’s financial condition, it was not appropriate to increase Mr. Manuel’s salary. In addition, in June 1995, Mr. Manuel accepted a reduction in salary to $400,000 that remains in effect. During the fiscal year ended February 1, 2003, Mr. Manuel was not granted a bonus or any stock options.

Respectfully submitted,

James G. Groninger

AUDIT MATTERS

Audit Committee Report

The board of directors maintains an audit committee comprised of one of the Company’s directors who is independent under the listing standards of the Nasdaq National Market. In accordance with its written charter adopted by the board of directors, the audit committee assists the board of directors with fulfilling its responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process for the year ended February 1, 2003, the audit committee:

(1)	Reviewed and discussed the audited financial statements with management;

(2)	Discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61;

(3)	Reviewed the written disclosure and letter from independent auditors required by the Independent Standard Boards Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

(4)	Considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

(5)	Discussed with the Company’s independent auditors the overall scope and plans for the audit.

(6)	Met with the independent auditors with and without management present, to discuss the results of their examination, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

(7)	Reviewed on a quarterly basis the Company’s earnings releases and, as applicable, its quarterly reports on Form 10-Q and annual report on Form 10-K. Met quarterly with Company management and the Company’s independent auditors to discuss earning releases.

Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2003 as filed with the Securities and Exchange Commission.

Respectfully submitted,

James G. Groninger

Fees Paid to Our Independent Auditors

The following table sets forth the aggregate fees billed by the independent auditors for services rendered to your Company for the audit of your Company’s financial statements for the years ended February 2, 2002 (“fiscal 2001”) and February 1, 2003 (“fiscal 2002”). The services also included reviews of the financial statements included in your Company’s Quarterly Reports on Form 10Q and for other services rendered on behalf of your Company in those fiscal years. No services were performed by, or fees incurred to, Mahoney Cohen & Company, CPA, P.C. in connection with the financial information services design and implementation projects during fiscal 2002. The independent auditors for fiscal 2001 were Ernst & Young LLP and for fiscal 2002 were Mahoney Cohen & Company, CPA, P.C.

	Fiscal 2002	Fiscal 2001
Audit fees	$78,225	$104,621
Non-audit services	2,435	—

Total fees	$80,660	$104,621

The audit committee of the board of directors, in reliance on management, and the independent auditors, determined that the non-audit fees are compatible with maintaining the independence of Mahoney Cohen & Company, CPA, P.C. The audit committee approved all non-audit fees.

Information Regarding Change of Our Independent Auditors

On May 9, 2002, Ernst & Young LLP notified us that it had resigned as our independent auditors, effective immediately. During our two most recent fiscal years ended February 3, 2001 and February 2, 2002, and through May 9, 2002, there were no disagreements between us and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within our two most recent fiscal years ended February 3, 2001 and February 2, 2002 or through May 9, 2002. The audit reports of Ernst & Young on our consolidated financial statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

We engaged Mahoney Cohen & Company, CPA, P.C. as our independent auditors effective for the fiscal year ended February 1, 2003, upon our audit committee recommendation to and the acceptance by our board of directors that we do so.

During your company’s years ended February 3, 2001 and February 2, 2002 and through June 20, 2002, the date that we engaged Mahoney Cohen as our independent auditors, neither your company, nor anyone acting on its behalf, consulted with Mahoney Cohen with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company’s consolidated financial statements, or any other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Relationship with Independent Auditors

Mahoney Cohen & Company, CPA, P.C. have been the independent auditors for your Company since May 2002 and will serve in that capacity for the year ended January 31, 2004. A representative of Mahoney Cohen, CPA, P.C. is expected to be present at our annual meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from stockholders.

Performance Graph

The graph compares our performance from February 1, 1998, the first day of our 1998 fiscal year, to February 1, 2003, the last business day of our fiscal year, against the cumulative total return of the S&P 500 stock index and the S&P Apparel, Accessories & Luxury Goods Index. The graph assumes (a) $100 was invested in February 1, 1998 in each of our common stock, the stocks comprising the S&P 500 stock index and the stocks comprising the S&P Apparel, Accessories & Luxury Goods Index and (b) the reinvestment of dividends.

COMPARE CUMULATIVE TOTAL RETURN AMONG CYGNE DESIGNS, INC., S&P 500 STOCK INDEX, AND S & P APPAREL INDEX

[GRAPHIC APPEARS HERE]

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL STOCKHOLDERS’ MEETING

We must receive all stockholder proposals that are intended to be included in our proxy statement for our 2004 annual meeting of stockholders no later than July 2, 2004 at Cygne Designs, Inc., Attention: Corporate Secretary, 1410 Broadway, New York, New York 10018. If we are not notified of a stockholder proposal by September 15, 2004, then the proxies held by our management provide them with discretionary authority to vote against the stockholder proposal, even though the proposal is not discussed in the proxy statement.

OTHER MATTERS

We do not know of any matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the annual meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

Proxies will be solicited by mail and also may be solicited in person, by telephone and by other methods of communication by our regular employees.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written request to Cygne Designs, Inc., Attention: Corporate Secretary, 1410 Broadway, New York, New York 10018. Any stockholder who wants to receive separate copies of the proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address above.

By Order of the Board of Directors

Roy E. Green

Secretary

New York, New York

October 30, 2003

IF YOU WOULD LIKE TO RECEIVE A FREE COPY OF OUR ANNUAL REPORT ON FORM 10-K, YOU SHOULD REQUEST ONE IN WRITING FROM: CYGNE DESIGNS, INC., ATTENTION: CORPORATE SECRETARY, 1410 BROADWAY, NEW YORK, NEW YORK 10018,

ANNUAL MEETING OF STOCKHOLDERS OF

CYGNE DESIGNS, INC.

December 2, 2003

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

☐ 20200000000000000000 6			120203
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒
1. Election of Directors			PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
NOMINEES
☐ FOR ALL NOMINEES	O J. Gronigner O B.Manuel
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withheld authority to vote for any individual nominees(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder [ ]	Date: [ ]	Signature of Stockholder [ ]	Date: [ ]

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CYGNE DESIGNS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 2, 2003

Bernard Manuel and Roy Green, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Cygne Designs, Inc. (the “Company”) held of record by the undersigned on October 22, 2003, at the Annual Meeting of Stockholders to be held at 10:00 a.m. (local time) on December 2, 2003, at the offices of Fulbright & Jaworski L.L.P 666 Fifth Avenue, New York, New York 10103 and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED IN PROPOSAL NO. 1.

(Continued and to be signed on the reverse side)